EXHIBIT 4.86


This is page 1 of 1 pages of a subscription agreement and related appendixes, schedules and forms. Collectively, these pages together are referred to as the "Subscription Agreement".

                                AMADOR GOLD CORP.
                       FLOW-THROUGH SUBSCRIPTION AGREEMENT
                            INSTRUCTIONS TO PURCHASER

1. All purchasers complete all the information in the boxes on page 2 and sign where indicated with an "X".

2. If you are an "accredited investor" in British Columbia or Ontario, then complete the "Accredited Investor Questionnaire" that starts on page 6. The purpose of the questionnaire is to determine whether you meet the standards for participation in a private placement under section 2.3 of Ontario  Securities  Commission  Rule 45-501 and section
         5.1 of Multilateral Instrument 45-103 adopted by the Alberta and British Columbia Securities Commissions.

3. If you are not an individual (that is, the Purchaser is a corporation, partnership, trust or entity other than an individual or if you are a portfolio manager), then complete and sign the "Corporate Placee Registration Form" (Form 4C) that starts on page 14.

Subscription Agreement (with related appendixes, schedules and forms)

                                PRIVATE PLACEMENT
                       FLOW-THROUGH SUBSCRIPTION AGREEMENT

TO:      AMADOR GOLD CORP.  (the "Issuer"), of  Vancouver, B.C.

Subject and pursuant to the terms set out in the Terms on pages 3 to 5, the General Provisions on pages 16 to 25 and the other schedules and appendixes incorporated by reference, the Purchaser hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

                     SUBSCRIPTION AND SUBSCRIBER INFORMATION

              PLEASE PRINT ALL INFORMATION (OTHER THAN SIGNATURES),
                   AS APPLICABLE, IN THE SPACE PROVIDED BELOW
--------------------------------------------------------------------------------

------------------------------------
(Name of Subscriber)

------------------------------------
Account Reference (if applicable):

By:
   ---------------------------------
    Authorized Signature

By signing, the Purchaser agrees to disclosure of all information contained herein to the Exchange and the collection, use and disclosure of the information contained herein for the purposes described in Appendix 6B of the Exchange Rules or as otherwise identified by the Exchange from time to time.


--------------------------------------------------------------------------------
(Official Capacity or Title - if the Subscriber is not an individual)

--------------------------------------------------------------------------------
(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

--------------------------------------------------------------------------------
(Subscriber's Address, including Municipality and Province)

--------------------------------------------------------------------------------
(Telephone Number)                             (Email Address)


ACCOUNT REGISTRATION INFORMATION:

--------------------------------------------------------------------------------
(Name)

--------------------------------------------------------------------------------
(Account Reference, if applicable)

--------------------------------------------------------------------------------
(Address, including Postal Code)


Number of Flow-Through Units:                           X $0.10
                             -------------------------
                  =

Aggregate Subscription Price:
                             --------------------------
                             (the "SUBSCRIPTION PRICE")


SOCIAL INSURANCE NUMBER

--------------------------------------------------------------------------------

IF THE SUBSCRIBER IS SIGNING AS AGENT FOR A PRINCIPAL (BENEFICIAL PURCHASER) AND IS NOT PURCHASING AS TRUSTEE OR AGENT FOR ACCOUNTS FULLY MANAGED BY IT, COMPLETE THE FOLLOWING:

--------------------------------------------------------------------------------
(Name of Principal)

--------------------------------------------------------------------------------
(Principal's Address)

NUMBER AND KIND OF SECURITIES OF THE CORPORATION HELD, DIRECTLY OR INDIRECTLY, IF ANY:

--------------------------------------------------------------------------------


 DELIVERY INSTRUCTIONS AS SET FORTH BELOW:

--------------------------------------------------------------------------------
 (Name)

--------------------------------------------------------------------------------
 (Account Reference, if applicable)

--------------------------------------------------------------------------------
 (Address)

--------------------------------------------------------------------------------
(Contact Name)    (Telephone Number)


1.       State whether Subscriber is an insider of the Corporation:

         Yes [ ]                  No [ ]

2.       State whether Subscriber is a member of the Pro Group:

         Yes [ ]                  No [ ]


The Company hereby accepts the subscription for Units as set forth herein (including all applicable schedules) this ___ day of August, 2005.

         AMADOR GOLD CORP.

Per:
         ---------------------------------------------
         Authorized Signing Officer

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 3 to 5, the General Provisions on pages 16 to 25 and the other schedules and appendixes incorporated by reference.

                                      TERMS

REFERENCE DATE OF THIS AGREEMENT          August 3, 2005  (the "Agreement Date")

                                    THE OFFERING

THE ISSUER        AMADOR GOLD CORP.

THE OFFERING      The offering  consists of offering  consists of:  flow-through units (the "FT Units") comprised of flow-through shares and non flow-through warrants at a price of $0.10 per FT Unit.

PURCHASED         The "Purchased  Securities"  herein are FT Units. Each FT Unit
SECURITIES        consists of one previously unissued flow-through common share, as presently constituted (a "Share") and one non flow-through share purchase warrant (a "Warrant") of the Issuer. Each
                  Warrant will entitle the holder, on exercise, to purchase one additional common share of the Issuer (a "Warrant Share") for a period of two years from the date of issue of the warrant at a price of CAD $0.10 per Warrant Share at any time until the close of business on the day which is 24 months from the date of issue of the Warrant.

PRICE             CAD $0.10 per FT Unit

WARRANTS The Warrants will be issued and registered in the name of the purchasers or their nominees.

                  The Warrants will be non-transferable.

                  The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the amalgamation of the Issuer.

                  The issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

SELLING           The FT Units may be sold in British  Columbia,  Ontario and in
JURISDICTIONS     certain "offshore" jurisdictions outside Canada and the United
                  States (the "Selling Jurisdictions") in accordance with the provisions of this Subscription Agreement.

EXEMPTIONS        The Offering  will be made in  accordance  with the  following exemptions from the prospectus requirements:

                  (a) in British Columbia the "Accredited Investor" exemption from the prospectus requirements (section
                           5.1 of Multilateral Instrument 45-103) or the "Family, Friends and Business Associates" exemption from the prospectus requirements (section 3.1 of Multilateral Instrument 45-103); and

                  (b) in Ontario, the "Accredited Investor" exemption from the prospectus requirements (Section 2.3 of Ontario Securities Commission Rule 45-501).

RESALE            The  Securities  will be subject  to a four month hold  period
RESTRICTIONS AND  that starts to run on Closing.
LEGENDS (ALL
PURCHASERS)       The Purchaser acknowledges that the certificates  representing the Securities will bear the following legends:

                           "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [date that is four months and a day after the Closing.]."

                           "Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities presented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [insert the date following the fourth month after the distribution]."

                  Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

CLOSING DATE      The closing of the Offering (the "Closing") will take place in one or more  Closings,  at the  discretion of the Issuer.  The
                  Closing will take place within 5 days after approval by the TSX Venture Exchange, unless otherwise agreed between the Issuer and the Purchaser.

ADDITIONAL        In the  Subscription  Agreement,  the following words have the
DEFINITIONS       following meanings unless otherwise indicated:

                  (a) "Securities" means the Shares, the Warrants and the Warrant Shares;

                  (b) "Warrants" includes the certificates representing the Warrants.


                                   THE ISSUER

JURISDICTION      The  Issuer  is  incorporated  under  the laws of the  British
OF ORGANIZATION   Columbia.

AUTHORIZED        The  authorized  capital of the Issuer is  100,000,000  common
CAPITAL           shares without par value.

STOCK EXCHANGE    Shares of the Issuer are  listed on the TSX  Venture  Exchange
LISTINGS          (the "Exchange").

"SECURITIES       The "Securities  Legislation Applicable to the Issuer" are the
LEGISLATION       SECURITIES  ACT  (British  Columbia)  and the  SECURITIES  ACT
APPLICABLE TO     (Alberta)  and the  "Commissions  with  Jurisdiction  over the
THE ISSUER"       Issuer" are the British Columbia Securities Commission and the
                  Alberta Securities Commission.

                                  END OF TERMS

                        ACCREDITED INVESTOR QUESTIONNAIRE

(Capitalized terms not specifically defined in this Questionnaire have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In  connection  with the execution of the  Subscription  Agreement to which this
Schedule is attached, the undersigned (the "Purchaser") represents and warrants to the Issuer that:

IF I AM AN  INDIVIDUAL  (THAT  IS,  A  NATURAL  PERSON  AND  NOT A  CORPORATION,
PARTNERSHIP, TRUST OR OTHER ENTITY), THEN I SATISFY ONE OR MORE OF THE CATEGORIES INDICATED BELOW (PLEASE PLACE AN "X" ON THE APPROPRIATE LINES):

         ____ Category 1   an  individual  who,  either  alone or jointly with a
                           spouse,  beneficially owns financial assets having an
                           aggregate realizable value that before taxes, but net
                           of any related liabilities, exceeds $1,000,000, where
                           "financial  assets"  means  cash and  securities  and
                           "related  liabilities" means (i) liabilities incurred
                           or  assumed   for  the  purpose  of   financing   the
                           acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets

         ____ Category 2   an individual  whose net income before taxes exceeded
                           $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year

         ____ Category 3   an  individual   registered   under  the   securities
                           legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the SECURITIES ACT (Ontario)

         ____ Category 4   an individual registered or formerly registered under
                           the   securities   legislation  of  any  province  or
                           territory of Canada as a  representative  of a person
                           or   company    registered   under   the   securities
                           legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the SECURITIES ACT (Ontario)

         CATEGORIES 5 TO 9 APPLY ONLY TO PERSONS RESIDENT IN ONTARIO

         ____ Category 5   a promoter of the Issuer or an affiliated entity of a
                           promoter of the Issuer

         ____ Category 6   a spouse, parent, grandparent or child of an officer,
                           director or promoter of the Issuer

         ____ Category 7   a person  that,  in  relation  to the  Issuer,  is an
                           affiliated entity

         ____ Category 8   a person that, in relation to the Issuer, is a person
                           referred to in clause (c) of the definition of distribution in subsection 1(1) of the SECURITIES ACT
                           (Ontario) (commonly known as a "control person")

         ____ Category 9   a person that is recognized by the Ontario Securities
                           Commission as an accredited investor

IF THE PURCHASER IS NOT AN INDIVIDUAL (THAT IS, THE PURCHASER IS A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY OTHER THAN AN INDIVIDUAL), THEN THE PURCHASER SATISFIES ONE OR MORE OF THE CATEGORIES INDICATED BELOW (PLEASE PLACE AN "X" ON THE APPROPRIATE LINES):

INSTITUTIONAL INVESTORS

         ____ Category 10  a bank  listed  in  schedule  I or II of the BANK ACT
                           (Canada),  or an  authorized  foreign  bank listed in
                           schedule III of the BANK ACT (Canada)

         ____ Category 11  the Business  Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)

         ____ Category 12  a loan  corporation  or trust  company  that, in each case, is authorized to carry on business in Canada or a province or territory of Canada

         ____ Category 13  a credit  union or  caisse  populaire  that,  in each case, is authorized to carry on business in Canada or a province or territory of Canada

         ____ Category 14  an   association   under   the   COOPERATIVE   CREDIT
                           ASSOCIATIONS ACT (Canada) located in Canada

         ____ Category 15  an insurance company  authorized to carry on business in Canada or a province or territory of Canada

         ____ Category 16  a subsidiary of any company referred to in Categories
                           10 to 15 where the company owns all of the voting shares of the subsidiary

         ____ Category 17  a person or company  registered  under the securities legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the SECURITIES ACT (Ontario)

         ____ Category 18  a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority

         ____ Category 19  a   company,   syndicate,   partnership,   trust   or
                           unincorporated   organization  organized  outside  of
                           Canada that is analogous to any of the entities referred to in Categories 10 to 18 in form and function

         ____ Category 20  a mutual fund or non-redeemable investment fund that, in the province or territory where the securities of the Issuer are being sold, distributes its securities only to persons or companies that are accredited investors

         ____ Category 21  a mutual fund or non-redeemable investment fund that, in the province or territory where the securities of the Issuer are being sold, distributes its securities under a prospectus for which the regulator has issued a receipt

GOVERNMENT ORGANIZATIONS

         ____ Category 22  the government of Canada or a province,  or any crown corporation or agency of the government of Canada or a province

         ____ Category 23  a municipality in Canada

         ____ Category 24  any national, federal, state, provincial, territorial
                           or  municipal   government   of  or  in  any  foreign
                           jurisdiction, or any agency of that government

OTHER CORPORATIONS, PARTNERSHIPS, TRUSTS & CHARITIES

         ____ Category 25  a  registered   charity  under  the  INCOME  TAX  ACT
                           (Canada)

         ____ Category 26  a company,  limited  partnership,  limited  liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements

         ____ Category 27  a person or  company  in  respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors

         CATEGORIES 28 TO 31 APPLY ONLY TO PERSONS RESIDENT IN ONTARIO

         ____ Category 28  an   investment   portfolio   account   of  a  client
                           established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction

         ____ Category 29  a promoter of the Issuer or an affiliated entity of a promoter of the Issuer

         ____ Category 30  a person or company  that, in relation to the Issuer, is an affiliated entity

         ____ Category 31  a person or company  that, in relation to the Issuer, is a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the SECURITIES ACT (Ontario) (commonly known as a "control person")

The statements made in this Questionnaire are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the answers.

Dated _______________ 2004.

                  X
                  -------------------------------------------------------
                  Signature of individual (if Purchaser IS an individual)

                  X
                  -------------------------------------------------------
                  Authorized signatory (if Purchaser is NOT an individual)

                  -------------------------------------------------------
                  Name of Purchaser (PLEASE PRINT)

                  -------------------------------------------------------
                  Name of authorized signatory (PLEASE PRINT)

                  -------------------------------------------------------
                  Official capacity of authorized signatory (PLEASE PRINT)

        PROVISIONS APPLICABLE TO A PURCHASER RESIDENT IN BRITISH COLUMBIA

IMPORTANT NOTE: THE FOLLOWING PROVISIONS ARE APPLICABLE ONLY IF THE PURCHASER IS RESIDENT IN BRITISH COLUMBIA.

ADDITIONAL DEFINITIONS

In the following provisions applicable to a purchaser resident in British Columbia and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

         (a) "Accredited Investor" a person who falls into one of the categories set out in the "Accredited Investor Questionnaire" that starts on page 6;

         (b)      "Applicable Legislation" includes the SECURITIES ACT (B.C.);

         (c)      "Commissions"   includes  the  British   Columbia   Securities
                  Commission;

         (d) "SECURITIES ACT (B.C.)" means the SECURITIES ACT, R.S.B.C. 1996, c. 418, as amended;

In the following provisions, a person is "Deemed to be Acting as a Principal" if the person is

         (a) duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser; is purchasing the Purchased Securities as an agent or trustee for accounts that are fully managed by it and is

                  (i)      a trust  company or  insurance  company that has been
                           authorized   to  do  business   under  the  FINANCIAL
                           INSTITUTIONS ACT (British Columbia);

                  (ii) an adviser who manages the investment portfolio of clients through discretionary authority granted by one or more clients and who is registered as a portfolio manager under the SECURITIES ACT (B.C.) or is exempt from such registration;

                  (iii) a trust company or insurer, authorized under the laws of a province or territory of Canada other than
                           British Columbia to carry on business in such province or territory;

                  (iv)     a  portfolio   manager   registered  or  exempt  from
                           registration   under  the  laws  of  a  province   or
                           territory of Canada other than British Columbia; or

                  (v) a portfolio manager in a jurisdiction other than Canada and has provided the "Certification by Foreign Portfolio Manager" contemplated by B.C. Instrument 45-504 or similar instrument; or

         (b) acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities.

In the case of any Purchaser who is Deemed to be Acting as a Principal, the Purchaser acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom the Purchaser may be acting.

NOTE: THE FOLLOWING PROVISIONS ARE APPLICABLE ONLY IF THE PURCHASER IS RESIDENT IN BRITISH COLUMBIA.

APPLICABLE EXEMPTIONS

IN ADDITION to the representations and warranties in the General Provisions (on pages 16 to 25), the Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing, the Purchaser has received an offering memorandum or satisfies one or more of the following categories:

         (a) "ACCREDITED INVESTOR" (S. 5.1, MULTILATERAL INSTRUMENT 45-103): the Purchaser is an Accredited Investor and it is purchasing the Purchased Securities as principal or, if not purchasing the Purchased Securities as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities and each of which principals is an Accredited Investor;

         (b) "FAMILY, FRIENDS AND BUSINESS ASSOCIATES" (S. 3.1, MULTILATERAL INSTRUMENT 45-103): the Purchaser is a person or company who is purchasing the Purchased Securities as principal as is:

                  (i) a director, senior officer or control person of the Issuer, or an affiliate of the Issuer;

                  (ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer;

                  (iii) a direct close personal friend of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer and has known such person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person and is not a close personal friend solely because the individual is a member of the same organization, association or religious group nor because the individual is a client or former client;

                  (iv) a direct close business associate of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer and has had sufficient prior business dealings with such person to be in a position to assess the capabilities and trustworthiness of that person and is not a casual business associate or a person introduced or solicited for the purpose of purchasing securities nor a close business associate solely because the individual is a client or former client;

                  (v) a person or company that is wholly owned by any combination of persons or companies described in paragraphs (i) to (iv).

         (c) "CAD $97,000 PURCHASER" (S. 74(2)(4), SECURITIES ACT (B.C.)): the Purchaser is purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities to the Purchaser is not less than CAD $97,000, the Purchaser is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely, or used primarily, to permit the purchase of the Purchased Securities (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Purchased Securities is less than CAD $97,000, and the Purchaser is either:

                  (i) purchasing the Purchased Securities as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Purchased Securities;

                  (ii) if not purchasing the Purchased Securities as principal, is Deemed to be Acting as a Principal and the aggregate acquisition cost of the Purchased Securities purchased for all the accounts managed by it is not less than CAD $97,000; or

                  (iii) if not purchasing the Purchased Securities as principal, is Deemed to be Acting as a Principal and each of the disclosed principals is purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities to such disclosed principal is not less than CAD $97,000, such disclosed principal is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely, or used primarily, to permit the purchase of the Purchased Securities (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Purchased Securities is less than CAD $97,000;

         (d) "EXEMPT PURCHASER" (S. 74(2)(1), SECURITIES ACT (B.C.)): the Purchaser is the Business Development Bank of Canada, a bank, credit union, trust company or extra-provincial trust corporation authorized to carry on business under the FINANCIAL INSTITUTIONS ACT (British Columbia), a corporation that is a subsidiary of a bank and to which the LOAN COMPANIES ACT (Canada) applies, the British Columbia Community Financial Services Corporation established under the COMMUNITY FINANCIAL SERVICES ACT (British Columbia), and insurance company or an extra-provincial insurance corporation licensed to do business under the FINANCIAL INSTITUTIONS ACT (British Columbia), a subsidiary wholly owned (except for voting securities required by law to be owned by directors of that subsidiary) of any of the foregoing, the government of Canada or a province, or a municipal corporation, public board or commission in Canada;

         (e) "EXEMPTION ORDER" (S. 74(2)(3), SECURITIES ACT (B.C.)): the Purchaser is purchasing as principal, is not an individual and is designated as an exempt purchaser in an order made by the Executive Director of the British Columbia Securities Commission.

ADDITIONAL REPRESENTATIONS

IN ADDITION to the representations and warranties in the General Provisions (on pages 16 to 25), the Purchaser also represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

         (a) the Purchaser is not a "control person" of the Issuer as defined in the SECURITIES ACT (B.C.), will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

         (b) the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser's buy order was made to the Issuer, the Purchaser was outside the United States;

         (c)      the Purchaser is not a U.S. Person;

         (d) the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any U.S. Person.

ADDITIONAL AGREEMENTS OF ISSUER

If an Offering Memorandum is delivered to the Purchaser, then the Issuer hereby grants to the Purchaser the contractual rights of action in the terms referred to in subsection 4.3(2) of Multilateral Instrument 45-103 and described in the Offering Memorandum.

            PROVISIONS APPLICABLE TO A PURCHASER RESIDENT IN ONTARIO

IMPORTANT NOTE: THE FOLLOWING PROVISIONS ARE APPLICABLE ONLY IF THE PURCHASER IS RESIDENT IN ONTARIO.

ADDITIONAL DEFINITIONS

In the following provisions applicable to a purchaser resident in Ontario and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

         (a) "Accredited Investor" a person who falls into one of the categories set out in the "Accredited Investor Questionnaire" that starts on page 6;

         (b)      "Applicable   Legislation"   includes   the   SECURITIES   ACT
                  (Ontario);

         (c)      "Commissions" includes the Ontario Securities Commission;

         (d) "SECURITIES ACT (Ontario)" means the SECURITIES ACT, R.S.O. 1990, c. S.5, as amended.

ADDITIONAL REPRESENTATIONS

IN ADDITION to the representations and warranties in the General Provisions (on pages 16 to 25), the Purchaser also represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

         (a) the Purchaser is an Accredited Investor and it is purchasing the Purchased Securities as principal; or

         (b) if not purchasing the Purchased Securities as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities and each of which principals is an Accredited Investor;

         (c) the Purchaser is not a "control person" of the Issuer (that is, a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause
                  (c) of the definition of distribution in subsection 1(1) of the SECURITIES ACT (Ontario)), will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

         (d) the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser's buy order was made to the Issuer, the Purchaser was outside the United States;

         (e)      the Purchaser is not a U.S. Person;

         (f) the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any U.S. Person.

SPECIAL FORMS

The Purchaser acknowledges that, within 10 days of the Purchaser selling any of the Securities, the Purchaser will have to file a Form 45-501F1, accompanied by the appropriate filing fee, with the Ontario Securities Commission

                                     FORM 4C

                       CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) with the Exchange.

         1.       Placee Information:

                  (a)      Name:

                           -----------------------------------------------------

                  (b)      Complete Address:

                           -----------------------------------------------------

                  (c)      Jurisdiction of Incorporation or Creation:

                           -----------------------------------------------------

         2.       (a)      Is the Placee  purchasing  securities  as a portfolio
                           manager (Yes/No)?

                  (b) Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)?

         3. If the answer to 2(b) above was "Yes", the undersigned certifies that:

                  (a) It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

                  (b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

                  (c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

                  (d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

                  (e) it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing

         4. If the answer to 2(a). above was "No", please provide the names and addresses of control persons of the Placee:

       NAME              CITY        PROVINCE OR STATE        COUNTRY
------------------ ----------------- ----------------- -----------------------

------------------ ----------------- ----------------- -----------------------

------------------ ----------------- ----------------- -----------------------

------------------ ----------------- ----------------- -----------------------

------------------ ----------------- ----------------- -----------------------

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the SECURITIES ACT (British Columbia) and sections 176 and 182 of the SECURITIES ACT (Alberta).

Dated at  on _________________, 2004.

                  X
                  -------------------------------------------------------
                  (Name of Purchaser - PLEASE PRINT)

                  X
                  -------------------------------------------------------
                  (Authorized Signature)

                  -------------------------------------------------------
                  (Official Capacity -PLEASE PRINT)

                  -------------------------------------------------------
                  Name of authorized signatory (PLEASE PRINT)

                  -------------------------------------------------------
                  (Name of individual whose signature appears above - PLEASE PRINT)

                          THIS IS NOT A PUBLIC DOCUMENT

ACKNOWLEDGEMENT - PERSONAL INFORMATION

"Personal Information" means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a) the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b) the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at  on _________________, 2004.




                  X
                  -------------------------------------------------------
                  (Name of Purchaser - PLEASE PRINT)

                  X
                  -------------------------------------------------------
                  (Authorized Signature)

                  -------------------------------------------------------
                  (Official Capacity -PLEASE PRINT)

                  -------------------------------------------------------
                  Name of authorized signatory (PLEASE PRINT)

                  -------------------------------------------------------
                  (Name of individual whose signature appears above - PLEASE PRINT)


                          THIS IS NOT A PUBLIC DOCUMENT

                               GENERAL PROVISIONS

1.       DEFINITIONS

         1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 16 to 25 and the other schedules and appendixes incorporated by reference), the following words have the following meanings unless otherwise indicated:

                  (a) "1933 Act" means the United States Securities Act of 1933, as amended;

                  (c) "Applicable Legislation" means the Securities Legislation Applicable to the Issuer (as defined on page 5) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

                  (d) "Canadian Exploration Expense" means Canadian exploration expense as defined in section 66.1(6) of the INCOME TAX ACT other than expenses that are prescribed Canadian exploration and development overhead expense for the purpose of subsection 66(12.6) of the INCOME TAX ACT;

                  (e) "Closing" means the completion of the sale and purchase of the Purchased Securities;

                  (f)      "Closing Date" has the meaning assigned in the Terms;

                  (g) "Commissions" means the Commissions with Jurisdiction over the Issuer (as defined on page 5) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

                  (h)      "Exchange" has the meaning assigned in the Terms;

                  (i) "Final Closing" means the last closing under the Private Placement;

                  (j) "General Provisions" means those portions of the Subscription Agreement headed "General Provisions" and contained on pages 16 to 25;

                  (k) "INCOME TAX ACT" means the INCOME TAX ACT (Canada), as amended;

                  (l) "Offering Memorandum" means any offering memorandum prepared by the Issuer in connection with the Private Placement, as it may be amended from time to time;

                  (m) "Prescribed Form" means a form prescribed under the INCOME TAX ACT for a particular purpose;

                  (n)      "Private   Placement"   means  the  offering  of  the
                           Purchased Securities on the terms and conditions of this Subscription Agreement;

                  (o) "Purchased Securities" has the meaning assigned in the Terms;

                  (p)      "Qualified  Expenditures" means Canadian  Exploration
                           Expense   required  to  be  incurred  and   renounced
                           pursuant to this Agreement;

                  (q) "Qualified Shares" means shares that are not prescribed shares for the purposes of the definition of "flow-through share" in section 66(15) of the INCOME TAX ACT;

                  (r) "Regulation S" means Regulation S promulgated under the 1933 Act;

                  (s) "Regulatory Authorities" means the Commissions and the Exchange;

                  (t) "Related Corporation" means a corporation that is related to the Issuer within the meaning of subsection 251(2), 251(3) or 251(3.1) of the INCOME TAX ACT;

                  (u)      "Securities" has the meaning assigned in the Terms;

                  (v) "Subscription Agreement" means the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 16 to 25 and the other schedules and appendixes incorporated by reference; and

                  (w) "Terms" means those portions of the Subscription Agreement headed "Terms" and contained on pages 3 to 5.

         1.2 In the Subscription Agreement, the following terms have the meanings defined in Rule 902 of Regulation S: "Directed Selling Efforts", "Foreign Issuer", "Substantial U.S. Market Interest", "U.S. Person" and "United States".

         1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated with the ISO 4217 currency code so that, as examples, Canadian dollars are indicated with the prefix "CAD", United States dollars are indicated with the prefix "USD", British pounds sterling are indicated with the prefix "GBP" and the euro is indicated with the prefix "EUR".

         1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2.       REPRESENTATIONS AND WARRANTIES OF PURCHASER

         2.1      ACKNOWLEDGEMENTS CONCERNING OFFERING

The Purchaser acknowledges that:

                  (a)      no  securities   commission  or  similar   regulatory
                           authority has reviewed or passed on the merits of the Securities;

                  (b) there is no government or other insurance covering the Securities;

                  (c) there are risks associated with the purchase of the Securities;

                  (d) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

                  (e) the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Purchaser;

                  (f) no prospectus has been filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is exempted from the prospectus and registration requirements of the Applicable Legislation and:

                           (i) the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

                           (ii) the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

                           (iii)    the   Issuer  is   relieved   from   certain
                                    obligations that would otherwise apply under the Applicable Legislation;

                  (g) the Purchaser acknowledges that the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities;

                  (h) the Purchaser acknowledges that the Warrants have not been registered under the 1933 Act and may not be exercised by or on behalf of a person in the United States unless the Warrant and the underlying Warrant Shares have been registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

                  (i) the Purchaser acknowledges that certificates representing the Warrants, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the 1933 Act or applicable state securities laws, will bear, on the face of such certificate, the following legend:

                  "THIS  WARRANT AND THE  SECURITIES  DELIVERABLE  UPON EXERCISE
                  HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S.
                  SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

                  (j) the Purchaser acknowledges that the Warrants are non-transferable.

         2.2      REPRESENTATIONS BY ALL PURCHASERS

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

                  (a) the Purchaser has received a copy of the Offering Memorandum, if any;

                  (b)      to  the  best  of  the  Purchaser's  knowledge,   the
                           Securities were not advertised;

                  (c) no person has made to the Purchaser any written or oral representations:

                           (i) that any person will resell or repurchase the Securities;

                           (ii) that any person will refund the purchase price of the Purchased Securities;

                           (iii) as to the future price or value of any of the Securities; or

                           (iv) that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange, other than the Exchange;

                  (d) this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;

                  (e) the Purchaser is at arm's length (as that term is customarily defined) with the Issuer;

                  (f) the Purchaser (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

                  (g) the Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, except knowledge of this particular transaction;

                  (h) the offer made by this subscription is irrevocable (subject to the Purchaser's right to withdraw the subscription and to terminate the obligations as set out in this Agreement) and requires acceptance by the Issuer and approval of the Exchange;

                  (i) the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant to the Subscription Agreement and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Agreement on behalf of the Purchaser;

                  (j) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

                  (k) this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

                  (l) the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the
                           Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

                  (m) the Purchaser is capable of assessing the proposed investment as a result of the Purchaser's financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer; and

                  (n) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required.

         2.3      RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 16 to 25 and the other schedules and appendixes incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 16 to 25 and the other schedules and appendixes incorporated by reference) which takes place prior to the Closing.

         2.4      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3.       REPRESENTATIONS AND WARRANTIES OF THE ISSUER

         3.1      REPRESENTATIONS AND WARRANTIES OF THE ISSUER

                  (a) the Issuer is a corporation duly incorporated and validly subsisting under the laws of British Columbia and has the corporate power and authority to enter into this Agreement and complete the transactions contemplated hereby and to own and lease its properties and assets and to conduct its business as currently conducted;

                  (b) the Issuer shall do all acts and things necessary to reserve or set aside sufficient shares in the treasury of the Issuer to enable it to issue to the Purchaser the Shares and the Warrant Shares;

                  (c) the common shares of the Company are duly listed and posted for trading on the Exchange;

                  (d) no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened of which the Issuer is or ought to be aware;

                  (e) the Issuer is a reporting issuer and an exchange issuer under the SECURITIES ACT (B.C.) and is not in material default of any of the requirements of the SECURITIES ACT (B.C.) or the Rules thereunder, or of any rule or requirement of the Exchange;

                  (f)      the execution, delivery and performance by the Issuer
                           of  this  Agreement  and  the   transactions   herein
                           contemplated:

                           (i) have or will have been prior to the Closing duly authorized by all necessary corporate action of the Issuer and by all necessary action of the shareholders thereof;

                           (ii) do not contravene, conflict with or cause the Issuer to be in breach or default of its memorandum or articles, or articles or by-laws, as the case may be, or of any resolution of its respective directors or shareholders, any trust deeds, debenture, loan agreements or any of its other agreements or undertakings or any judgement, decree or order to or by which it is a party to or is bound;

                  (g) at the Closing, upon payment of the purchase price, the Shares shall be duly issued and outstanding as fully paid and non-assessable, the Warrants shall be duly granted and enforceable against the Company, upon exercise of the Warrants and payment of the exercise price therefore, the Warrant Shares shall be duly issued and outstanding as fully paid and non-assessable;

                  (h) except as qualified by the disclosure in all prospectuses, filing statements and press releases filed with the Commissions or the Exchange or the Offering Memorandum, if any, (the "Disclosure Record"), the Company is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

                  (i) all expenditures renounced by the Issuer to the Purchaser pursuant to this Agreement will be Canadian Exploration Expense;

                  (j) the Shares will, at the time of issue, be Qualified Shares and flow-through shares, as defined in section 66.(15) of the INCOME TAX ACT;

                  (k) on the date provided as the effective date in each renunciation of Canadian Exploration Expense pursuant to this Agreement, the Issuer will have cumulative Canadian Exploration Expense, within the meaning of section 66.1(6) of the INCOME TAX ACT, in an amount sufficient to make the renunciation to the Purchaser valid;

                  (l) in respect of each renunciation made by the Issuer pursuant to this Agreement, the Issuer will file all Prescribed Forms and other documents necessary to ensure valid and effective renunciation with the Minister of Finance on or before the last day of the month after the month in which the renunciation is made or, where the renunciation is made pursuant to subsection 66(12.66) of the INCOME TAX ACT to be effective as at December 31 of a particular year, on or before March 31 of a subsequent year, and concurrently deliver to the Purchaser a copy of form T101 and copies 2 and 3 of form T101 Supplementary and any other documents so filed;

                  (m) the Issuer will comply with the provisions of the INCOME TAX ACT relating to the filing of this Agreement and any Offering Memorandum delivered to the Purchaser in connection therewith;

                  (n) the Issuer, and any Related Corporation which incurs Qualified Expenditures, is and will at all material times remain a "principal-business corporation" as that expression is defined in section 66(15) of the INCOME TAX ACT;

                  (o) if any Qualified Expenditures are to be incurred by a Related Corporation:

                           (i) the consideration to be given to the Issuer by such Related Corporation will be shares of the Related Corporation that are flow-through shares and the renunciation of Canadian Exploration Expense to the Issuer in respect of such Qualified Expenditures; and

                           (ii) the Related Corporation will, on or before the date upon which any renunciation of Canadian Exploration Expense is made by the Issuer pursuant to this Agreement in respect of the Qualified Expenditures so incurred by the Related Corporation, renounce to the Issuer pursuant to subsection 66(12.6) of the INCOME TAX ACT in Prescribed Form, with effective date on or before the effective date of the renunciation so made by the Issuer, Canadian Exploration Expense in an amount not less than the amount so renounced by the Issuer not subject to any reduction under subsection 66(12.73) of the INCOME TAX ACT; and

                  (p) the Issuer will not, other than as required by this Agreement, renounce any Canadian Exploration Expense or otherwise do anything that will reduce its cumulative Canadian Exploration Expense until it has renounced to the Purchaser the full amount of Qualified Expenditures required to be so renounced pursuant to this Agreement.

         3.2      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

4.       WITHDRAWAL OF SUBSCRIPTION AND CONTRACTUAL RIGHTS

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before Closing.

5.       CLOSING

         5.1 The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer's objectives described in the Offering Memorandum, if any, and that further closings may not take place after the Closing.

         5.2 On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

         5.3 After Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

         5.4 After Closing, the Issuer will deposit that portion of the proceeds to be allocated as flow-through Shares upon conversion of the FT Units in an interest bearing account (the "Exploration Account") with a Canadian chartered bank, and all interest earned thereon will accrue to the benefit of the Company.

6.       TAX MATTERS

         6.1 The Issuer will after the Closing, have the right to draw on the Exploration Account and will apply 100% of the principal of the Exploration Account to:

                  (a) carry out and complete a program (the "Program") of exploration on a resource property or properties in Canada beneficially owned by the Issuer or in which the Issuer has an interest or the right to acquire an interest; or

                  (b) where permitted by this Agreement, cause a Related Corporation to carry out and complete the Program on a resource property or properties in Canada beneficially owned by the Related Corporation or in which the Related Corporation has an interest or the right to acquire an interest; or

                  (c) where permitted by this Agreement, carry out and complete the Program in conjunction with a Related Corporation on a resource property or properties in Canada beneficially owned by the Issuer or the Related Corporation, or by the Issuer and the Related Corporation or on any resource property in Canada in which the Issuer or the Related Corporation has, or in which the Issuer and the Related Corporation each have, an interest or the right to acquire an interest.

         6.2 In carrying out or causing a Related Corporation to carry out a Program the Issuer will use its best efforts to incur, or cause a Related Corporation to incur, after the Closing but on or before:

                  (a) the expiry of the 60th day after the end of the year in which this Agreement was made, if the Issuer and the Purchaser are dealing at "arm's length", as that term is defined in the INCOME TAX ACT; or

                  (b) the end of the year in which this Agreement was made if the Issuer and the Purchaser are not dealing at "arm's length", as that term is defined in the INCOME TAX ACT;

                  Canadian Exploration Expense totalling, in the aggregate, the principal of the Exploration Account, not subject to any reduction under subsection 66(12.73) of the INCOME TAX ACT, and if any balance of such principal remains in the Exploration Account at that date, such balance will be spent by the Issuer to fund Canadian Exploration Expense as soon as is practical in the circumstances and, in any event, prior to the last day of the 24th month following the date of this Agreement.

         6.3 The Issuer will use its best efforts to renounce to the Purchaser pursuant to subsection 66(12.6) and, where applicable, subsection 66(12.66) of the INCOME TAX ACT in Prescribed Form, not later than:

                  (a) March 31 in the year following the year of this Agreement if the Issuer and the Purchaser are dealing at "arm's length", as that term is defined in the INCOME TAX ACT; and

                  (b) January 30 in the year following the year of this Agreement if the Issuer and the Purchaser are not dealing at "arm's length", as that term is defined in the INCOME TAX ACT;

                  and, in any event, will renounce with an effective date or effective dates after the Closing and not later than December 31 in the second year following year of this Agreement, Canadian Exploration Expense in the aggregate amount equal to the principal of the Exploration Account not subject to any reduction under subsection 66(12.73) of the INCOME TAX ACT. Any unrenounced balance remaining in the Exploration Account shall be renounced effective on or before the last day of the 24th month following the date of this Agreement. In the case of any such renunciations, the Issuer shall concurrently file, in Prescribed Form and within the time limits provided for such purpose, with the Minister of Finance, all forms and other documents required to give full effect to such renunciation for the purposes of the INCOME TAX ACT, and deliver copies of all such forms and all other documents as so filed to the Purchaser. For the purposes of determining the extent to which the portion of the proceeds allocated to the flow-through Shares has been the subject of renunciation under the INCOME TAX ACT, the total amount spent from the Exploration Account on Canadian Exploration Expense shall be allocated among the Purchaser and those other persons who have contributed to the Exploration Account on a basis pro rata to the relative amounts of their respective contributions to the Exploration Account.

         6.4 If, before the Issuer renounces the full amount of Qualified Expenditures to the Purchaser in accordance with section 6.3 of this Agreement, the Issuer proposes to effect an amalgamation, merger or reorganization which will or may impair the ability of the Issuer to renounce Qualified Expenditures incurred after such amalgamation, merger or reorganization to the Purchaser, the Issuer:

                  (a) will immediately before the amalgamation, merger or reorganization, renounce to the Purchaser, in accordance with subsection 66(12.6) and, where applicable, 66(12.66) of the INCOME TAX ACT, all Qualified Expenditures incurred by the Issuer to that time that have not been previously so renounced; and

                  (b) will, or will cause and procure that any successor to the Issuer will, immediately after the amalgamation, merger or reorganization, execute and deliver a novation of this Agreement in substantially the same form as this Agreement and use its best efforts to ensure that an amount equal to the portion of the proceeds allocated to the flow-through Shares, less the aggregate of all amounts previously renounced to the Purchaser in accordance with section 6.3 of this Agreement, will be validly and effectively renounced to the Purchaser effective on or before December 31 in the second year following the date of this agreement.

7.       MISCELLANEOUS

         7.1 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

         7.2 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

         7.3 The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

         7.4 Without limitation, this subscription and the transactions contemplated by this Agreement are conditional upon and subject to the Issuer's having obtained such regulatory approval of this subscription and the transactions contemplated by this Agreement as the Issuer considers necessary.

         7.5 This agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Agreement.

         7.6      Time  is  of  the  essence  of  this  Agreement  and  will  be
                  calculated   in   accordance   with  the   provisions  of  the
                  INTERPRETATION ACT (British Columbia).

         7.7 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for in this Agreement, this Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

         7.8 The parties to this Agreement may amend this Agreement only in writing.

         7.9 This Agreement enures to the benefit of and is binding upon the parties to this Agreement and their successors and permitted assigns.

         7.10 A party to this Agreement will give all notices to or other written communications with the other party to this Agreement concerning this Agreement by hand or by registered mail addressed to the address given on page 1.

         7.11 This Agreement is to be read with all changes in gender or number as required by the context.

         7.12 This Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

                            END OF GENERAL PROVISIONS
                          END OF SUBSCRIPTION AGREEMENT